UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2024

Hempacco Co., Inc.
(Exact name of registrant as specified in its charter)

001-41487	83-4231457
(Commission File Number)	(IRS Employer Identification Number)

9925 Airway Road, San Diego, CA	92154
(Address of Principal Executive Offices)	(Zip Code)

(619) 779-0715

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	HPCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 4, 2024, Hempacco Co., Inc. (the “Company”) received notice from the Nasdaq Stock Market LLC (“Nasdaq”) Office of the General Counsel, that it had determined to deny the request of the Company to continue listing its securities on Nasdaq. The Company is in violation of the annual meeting of shareholders requirement in Nasdaq Listing Rule 5620(a), as well as the obligation to file periodic financial reports with the U.S. Securities and Exchange Commission as required under Nasdaq Listing Rule 5250(c)(1).

The Company may request that Nasdaq’s Listing and Hearing Review Council review Nasdaq’s decision (the “Nasdaq Listing and Hearing Council Review”), and a written request for review must be received within 15 days of the date of Nasdaq’s notice, along with payment of Nasdaq’s fee for such review. The Company has scheduled an annual meeting of the shareholders and is focused on filing its delinquent periodic reports as soon as possible, and the Company therefore intends to request the Nasdaq Listing and Hearing Council Review. However, there can be no assurance that the Company will be able file its delinquent reports and request the Nasdaq Listing and Hearing Council Review within the 15 days to make that review request, or that any such review would result in Nasdaq reversing its delisting decision.

The Company’s common stock began trading under the trading symbol “HPCO” on the Expert Market of the OTC Link alternative trading system operated by OTC Markets Group Inc. on or about September 6, 2024. If the Company does not request a Nasdaq Listing and Hearing Council Review, or if such review does not result in Nasdaq reversing its delisting decision, the Company intends to apply to have its common stock quoted on the OTCQB Venture Market of the OTC Link; however, there can be no assurances that its common stock will be approved for quotation, or will continue, to be quoted on such market.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

HEMPACCO CO., INC.

Dated: September 9, 2024	By:	/s/ Sandro Piancone
Sandro Piancone
Chief Executive Officer

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